3Q26 Earnings Presentation October 27, 2026

The JetBlue Way Forward | Our Strategic Evolution | Returning to Historical Earnings Power Safe Harbor This Presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All statements other than statements of historical facts contained in this Presentation are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "expects," "plans," "intends," "anticipates," "indicates," "remains," "believes," "estimates," "forecast," "guidance," "outlook," "may," "will," "should," "seeks," "goals," "targets" or the negative of these terms or other similar expressions. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed, or assured. Forward-looking statements contained in this Presentation include, without limitation, statements regarding our outlook, goals, and future results of operations and financial position, including our intended path to profitability, positive free cash flow, earnings targets and related assumptions, any expected headwinds or tailwinds, fuel prices and volatility, demand, our use of artificial intelligence, our aircraft fleet, our product offerings and loyalty initiatives, and our business strategy and plans and objectives for future operations, such as our JetForward initiatives, our Blue Sky collaboration, BlueFirstTM product launch, expected growth opportunities at select airports, our financing arrangements and potential implications thereof on our business, our sustainability initiatives, the impact of industry conditions, our ability to adjust pricing in response to changes in fuel costs or demand, and the related impacts on our business. Forward-looking statements involve risks, uncertainties and assumptions, and are based on information currently available to us. Actual results may differ materially from those expressed in the forward-looking statements due to many important factors, including, without limitation, our extremely competitive industry; the risk associated with the execution of our strategic operating plans in the near-term and long-term; risks related to the long-term nature of our fleet order book; volatility in fuel prices and availability of fuel; increased maintenance costs associated with fleet age; costs associated with salaries, wages and benefits; risks associated with a potential material reduction in the rate of interchange reimbursement fees; risks associated with doing business internationally; our reliance on high daily aircraft utilization; our dependence on the New York metropolitan market; risks associated with extended interruptions or disruptions in service at our focus cities; risks associated with airport expenses; risks associated with seasonality and weather; our reliance on a limited number of suppliers for our aircraft, engines, and our Fly-Fi® product; risks related to new or increased tariffs, including those that impact commercial aircraft and related parts imported from outside the United States; the outcome of current or future legal proceedings or regulatory actions; risks associated with stockholder activism; risks associated with cybersecurity and privacy, including potential disruptions to our information technology systems or information security breaches; heightened regulatory requirements concerning data security compliance; risks associated with reliance on, and potential failure of, automated systems to operate our business; our inability to attract and retain qualified crewmembers; our being subject to potential unionization, work stoppages, slowdowns or increased labor costs; reputational and business risk from an accident or incident involving our aircraft; risks associated with damage to our reputation and the JetBlue brand name; our significant amount of fixed obligations and the ability to service such obligations; possible failure to comply with financial and other debt covenants included in the agreements governing our debt; financial risks associated with credit card processors; risks associated with seeking short-term additional financing liquidity; failure to realize the full value of intangible or long- lived assets, causing us to record impairments; limits on our ability to use certain tax attributes; risks associated with our development and use of AI-powered solutions; risks associated with disease outbreaks or environmental disasters affecting travel behavior; compliance with environmental laws and regulations, which may cause us to incur substantial costs; the impacts of federal government shutdowns, federal budget constraints or federally imposed furloughs; increasing scrutiny of, and evolving expectations regarding, environmental matters; changes in government regulations in our industry; acts of war or terrorism; and changes in global economic or geopolitical conditions or an economic downturn leading to a continuing or accelerated decrease in demand for air travel. It is routine for our internal projections and expectations to change as the year or each quarter in the year progresses, and therefore it should be clearly understood that the internal projections, beliefs, and assumptions upon which we base our expectations may change prior to the end of each quarter or year. Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. You should understand that many important factors, in addition to those discussed or incorporated by reference in this Presentation, could cause our results to differ materially from those expressed in the forward-looking statements. Further information concerning these and other factors is contained in JetBlue's filings with the U.S. Securities and Exchange Commission (the "SEC"), including but not limited to in our Annual Report on Form 10-K for the year ended December 31, 2025, as may be updated by our other SEC filings. In light of these risks and uncertainties, the forward-looking events discussed in this Presentation might not occur. Our forward-looking statements speak only as of the date of this Presentation. Other than as required by law, we undertake no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise. 2

3Q26 Recap Joanna Geraghty Chief Executive Officer 3

Strong Revenue Growth Supports YoY Margin Expansion in 2H (1) Initial 3Q26 guidance as of July 28, 2026. (2) Adjusted operating margin is a Non-GAAP financial measure; refer to Appendix A for further details on Non-GAAP measures. (3) Management reviews the estimated amount of earnings before interest and taxes attributable to JetForward initiatives within a given period to evaluate progress against our financial and operational targets. Incremental EBIT reflects the estimated impact of strategic initiatives on profitability, such as partnerships, fleet optimization, network changes, and cost reduction programs. 4 Revenue Strength Driving Earnings Improvement • Strong demand and commercial execution drove 3Q RASM ~4pts above initial guidance (1) midpoint • Fuel recapture reached ~87%, ahead of 70-80% expectation • Adjusted operating margin (2) expanded YoY in 3Q; 1-2pts expansion expected in 4Q despite fuel prices up 85% YoY Compounding Benefits of JetForward Expected to Drive Sustained Earnings • JetForward remains on track to deliver ≥$310M in incremental EBIT (3) in 2026, while targeting ~$1.2B incremental EBIT and at least $1.00 EPS in 2028 • Achieving operating profitability in 2027 remains our next milestone, supported by revenue momentum and continued controllable cost execution

Commercial Update and Outlook Marty St. George President 5

Unit Revenue Momentum Continuing Into 4Q



RASM YoY Growth
14.5%
18.5%
18.4%
18.0% to 22.0%
3Q26 Initial Guidance (1)
3Q26 Revised Guidance (2)
3Q26 Actual
4Q26 Guidance



ASMs YoY Growth
4.5%
2.5%
2.3%
3.0% to 4.0%
3Q26 Initial Guidance (1)
3Q26 Revised Guidance (2)
3Q26 Actual
4Q26 Guidance

(1) Midpoint of initial 3Q26 guidance as of July 28, 2026.
(2) Midpoint of revised 3Q26 guidance as of September 10, 2026.

Exceeded 3Q Revenue Expectations While Delivering on JetForward

- RASM +18.4% YoY, led by over 20% yield growth; no meaningful demand elasticity
- Broad-based revenue strength across booking curve, peak & off-peak, supported by improved revenue management technology
- Premium and Main RASM both up double-digits YoY
- Corporate revenue increased ~25% YoY
- Paisly on track for nearly $100M operating income in 2026 and nearly double that by 2028

Expecting Continued 4Q RASM Progression

- 4Q extends sequential RASM momentum despite tougher comps
- Disciplined capacity growth concentrated in FLL; rest of network flat to down
- BlueFirst™ now on sale across 30+ routes; ~5pts of RASM impact expected in steady-state

jetBlue
6

4Q Outlook Implies Fifth Straight Quarter of RASM Improvement


+18.4% since 3Q25
13.75¢
14.13¢
14.60¢
15.71¢
16.28¢
1Q25 – 2Q25
3Q25
4Q25
1Q26
2Q26
3Q26
4Q26 Guidance
2027–2028E

	1Q25 – 2Q25	3Q25	4Q25	1Q26	2Q26	3Q26	4Q26 Guidance	2027–2028E
Y/Y RASM growth		(2.7%)	+0.2%	+6.5%	+10.9%	+18.4%	+18.0% - 22.0%	+MSD

MULTIPLE INITIATIVES CONTINUE TO RAMP BEYOND 2026


Premier Card & BlueHouse™
FLL Growth and Maturation
Blue Sky
Seat Upgrade Merchandising
New Revenue Management Technology
BlueFirst™

jetBlue

7

BlueFirst™ Makes Premium Travel More Accessible as We Expand Across the Network



A Fresh Take on First Class

- BlueFirst™ now on sale across 30+ routes
- Spacious 2-by-2 recliners with up to 7″ extra legroom
- Service begins Dec. 8; phased rollout across network where Mint® is not offered
- Majority of retrofits expected to be completed in 2027, with earnings contributions building through 2028

More Choice, More Ways to Experience BlueFirst™[1]

Nonstop — 2h 41m
6:00am DCA — 8:41am FLL
jetBlue JetBlue B6 379
Details | Seats

Main Standard seat	EvenMore® Extra legroom	BlueFirst™ Wide recliner
$169	$293	$386

BlueFirst™ Base	BlueFirst™	BlueFirst™ Flex
✗ No seat selection (auto-assigned)	✓ Free seat selection	✓ Free seat selection
✓ Wide recliner seat	✓ Wide recliner seat	✓ Wide recliner seat
✓ Complimentary meals (on flights 899+ miles), premium snacks & drinks	✓ Complimentary meals (on flights 899+ miles), premium snacks & drinks	✓ Complimentary meals (on flights 899+ miles), premium snacks & drinks
✓ Priority check-in & Group 1 boarding	✓ Priority check-in & Group 1 boarding	✓ Priority check-in & Group 1 boarding
✓ 1 checked bag included	✓ 2 checked bag included	✓ 2 checked bag included
$ Change & cancel fee	✓ No change or cancel fees	✓ No change or cancel fees
		✓ Refundable to original form of payment
		✓ Free same day switch / standby
$386	$421	$546
Select	Select	Select

Explore BlueFirst™ | Read the on-sale announcement

Expected to drive ~5 Points of RASM improvement at steady state

jetBlue

(1) Illustrative fare example of our product offering, captured on October 25, 2026 for travel on February 26, 2027. Fares are subject to change.

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Fort Lauderdale RASM Growth Accelerated as We Continue Building Scale >65% ASM growth YoY +15% RASM YoY >150 Planned peak daily departures in 4Q Greater Scale Expands Local Relevance and Connectivity New routes broaden choice from Fort Lauderdale Customer Response Continues to Strengthen +15% RASM in 3Q builds on +11% in 2Q and +5% in 1Q High-Return Strategic Growth Opportunity Network relevance combined with loyalty and product improvements expected to drive strong returns 9 CCS* * CCS service is subject to pending government approval.

Financial Update and Outlook Ursula Hurley Chief Financial Officer 10

Executing Cost Actions and Driving Sequential Improvement Into 4Q

CASM ex-Fuel [1] YoY Growth



3.5%
7.0%
7.0%
(1.0%) to 1.0%
3Q26 Initial Guidance (2)
3Q26 Revised Guidance (3)
3Q26 Actual
4Q26 Guidance

Fuel Price per Gallon



$3.49
$3.96
$3.91
$4.64
3Q26 Initial Guidance (2)
3Q26 Revised Guidance (3)
3Q26 Actual
4Q26 Guidance

Managing Disruption While Continuing Cost Actions

- 3Q operational disruptions drove $19M of incremental ex-Fuel costs and ~4pts of CASM ex-Fuel pressure
- Underlying cost execution stayed on track despite disruption-driven 3Q pressure

Cost Actions Delivering Results

- Over $30M of JetForward cost saving initiatives delivered in 3Q
- Savings led by business partner spend management, improved crew utilization, and technology modernization

4Q Cost Outlook Points to Sequential Improvement

- 4Q CASM ex-Fuel growth of (1.0%) to 1.0% aligns with our low-single-digit 2027 cost framework

jetBlue

(1) Operating expense per available seat mile, excluding fuel, other non-airline operating expenses and special items ("CASM ex-Fuel"); See Appendix A for further details on Non-GAAP measures.
(2) Initial 3Q26 guidance as of July 28, 2026; CASM ex-Fuel shown at midpoint of guidance range.
(3) Revised 3Q26 guidance as of September 10, 2026; CASM ex-Fuel shown at midpoint of guidance range.

11

4Q and Full Year 2026 Outlook 12 Note: Our estimated effective tax rate is ~6% for full year 2026, primarily reflecting a non-cash impact from a valuation allowance included in our forecasted annual effective tax rate. (1) Non-GAAP financial measure; refer to Appendix A for further details on non-GAAP forward looking information. (2) Fuel price estimate utilizes the forward Brent crude curve and the forward Brent crude to jet crack spread as of October 16, 2026 to calculate fuel price. Includes fuel taxes and other fuel fees. (3) Excludes one Airbus A321neo XLR, which JetBlue expects to sell. Guidance Estimated 4Q 2026 Estimated FY 2026 ASMs Year-over-Year 3.0% – 4.0% 1.5% – 2.5% RASM Year-over-Year 18.0% – 22.0% 13.5% – 14.5% CASM ex-Fuel (1) Year-over-Year (1.0%) – 1.0% 3.5% – 4.5% Fuel Price per Gallon (2) $4.64 $3.95 Adjusted Operating Margin (1) - (4.5%) – (6.5%) Interest Expense - ~$590 million Capital Expenditures ~$300 million ~$850 million (3)

The JetBlue Way Forward | Our Strategic Evolution | Returning to Historical Earnings Power JetForward and Long-Term Vision 13

Recall: JetForward Continues to Build and Further Compounds Beyond 2027 Driving Path to at Least $1.00 EPS in 2028

2027 JetForward target

$850M-$950M

annual incremental EBIT vs. 2024

+

Existing JetForward initiatives continue ramping, led by BlueFirst™

+$300M

incremental EBIT vs. 2027

=

2028 JetForward target

~$1.2B

resulting in at least $1.00 EPS (1)

BlueFirst™ is the largest incremental earnings driver: Launches 2H26 | Majority of retrofits completed in 2027 | Earnings continue building meaningfully in 2028
BlueFirst™ expected to drive **~5 pts of RASM improvement** in steady state

2027 & 2028 Financial Profile

Low-to-mid-single-digit annual ASM growth

Mid-single-digit annual RASM growth

Low-single-digit annual CASM ex-fuel growth

Supports free cash flow generation and balance sheet deleveraging

jetBlue

(1) As stated in July earnings, assumes continued demand strength and an average $3.00 per gallon jet fuel price in 2028. Revenue performance reinforces our confidence that this target is achievable.

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Margin Expansion and Disciplined Capex Support Future Free Cash Flow and Deleveraging

Long-Term Financial Priorities

1 *Deliver Positive Operating Margin in 2027*

Adjusted Operating Margin Progression

1 to 2 points
4Q26 operating margin improvement YoY

RASM growth > CASM ex-fuel growth
Supporting further underlying margin expansion in 2027–28

2 *Achieve Positive Free Cash Flow*

Improving Earnings and Disciplined Capex

Expected free cash flow inflection
End of 2027 and into 2028

<$1B
Annual capex through end of decade

3 *Strengthen Balance Sheet*

Preserve Financial Flexibility; Delever as Free Cash Flow Improves

~$2.2B
Healthy liquidity (1) (2)

~$7B
Unencumbered assets provide additional financing flexibility

jetBlue

(1) At September 30, 2026, we had $2.2 billion in liquidity, which includes $1.6 billion in unrestricted cash, cash equivalents, and investment securities and our $600 million undrawn revolving credit facility with Citibank.
(2) We expect an additional $250 million in aircraft-backed financing to fund in the fourth quarter.

15

Appendix 16

Non-GAAP Financial Measures We report our financial results in accordance with GAAP; however, we present certain non-GAAP financial measures in this Presentation. Non-GAAP financial measures are financial measures that are derived from the consolidated financial statements, but that are not presented in accordance with GAAP. We present these non-GAAP financial measures because we believe they provide useful supplemental information that enables a meaningful comparison of our results to others in the airline industry and our prior year results. Investors should consider these non-GAAP financial measures in addition to, and not as a substitute for, our financial performance measures prepared in accordance with GAAP. Further, our non-GAAP information may be different from the non-GAAP information provided by other companies. This Presentation includes an explanation of each non-GAAP financial measure presented in this Presentation and a reconciliation of certain non-GAAP financial measures used in this Presentation to the most directly comparable GAAP financial measures. With respect to JetBlue's CASM Ex-Fuel (1) and Adjusted Operating Margin (2) guidance, JetBlue is not able to provide a reconciliation of forward-looking measures where the quantification of certain excluded items reflected in the measures cannot be calculated or predicted at this time without unreasonable efforts. In these cases, the reconciling information that is unavailable includes a forward-looking range of financial performance measures beyond our control, such as fuel costs, which are subject to many economic and political factors beyond our control. For the same reasons, we are unable to address the probable significance of the unavailable information, which could have a potentially unpredictable and potentially significant impact on our future GAAP financial results. (1) CASM Ex-Fuel is a non-GAAP measure that excludes fuel, other non-airline operating expenses, and special items. (2) Adjusted Operating Margin is a non-GAAP measure that excludes special items. Appendix A 17

Operating Expenses, excluding Fuel, Other Non-Airline Operating Expenses, and Special Items ("Operating Expenses ex-fuel") and Operating Expense ex-fuel per Available Seat Mile ("CASM ex-fuel")

Operating Expense per Available Seat Mile ("CASM") is a common metric used in the airline industry. Our CASM for the relevant periods are summarized in the table below. We exclude aircraft fuel, operating expenses related to other non-airline businesses, such as Paisly and JetBlue Technology Ventures (JBV), and special items from total operating expenses to determine Operating Expenses ex-fuel, which is a non-GAAP financial measure, and we exclude the same items from CASM to determine CASM ex-fuel, which is also a non-GAAP financial measure. We believe the impact of these special items distorts our overall trends and that our metrics are more comparable with the presentation of our results excluding such impact.

We believe Operating Expenses ex-fuel and CASM ex-fuel are useful for investors because they provide investors the ability to measure our financial performance excluding items that are beyond our control, such as fuel costs, which are subject to many economic and political factors, as well as items that are not related to the generation of an available seat mile, such as operating expense related to certain non-airline businesses and special items. We believe these non-GAAP measures are more indicative of our ability to manage airline costs and are more comparable to measures reported by other major airlines.

For each of the three and nine months ended September 30, 2026, special items included an adjustment to litigation reserves.

For each of the three and nine months ended September 30, 2025, special items included severance expenses and other special items.

The table below provides a reconciliation of our total operating expenses (GAAP measure) to Operating Expenses ex-fuel, and our CASM to CASM ex-fuel for the periods presented.

NON-GAAP FINANCIAL MEASURE

RECONCILIATION OF OPERATING EXPENSE AND OPERATING EXPENSE PER ASM (CASM), EXCLUDING FUEL

(unaudited)

	Three Months Ended September 30,						Nine Months Ended September 30,					
	$			Cents per ASM			$			Cents per ASM		
(in millions; per ASM data in cents; percent changes based on unrounded numbers)	2026	2025	Percent Change	2026	2025	Percent Change	2026	2025	Percent Change	2026	2025	Percent Change
Total operating expenses	$ 2,956	$ 2,422	22.1	17.12	14.34	19.4	$ 8,258	$ 7,086	16.5	16.59	14.42	15.0
Less:												
Aircraft fuel	868	539	61.0	5.03	3.19	57.5	2,352	1,554	51.4	4.73	3.16	49.4
Other non-airline expenses	20	18	12.6	0.12	0.10	10.1	56	50	12.1	0.10	0.10	10.6
Special items	33	5	NM [1]	0.19	0.03	NM	33	29	17.2	0.07	0.06	15.7
Operating expenses, excluding fuel	$ 2,035	$ 1,860	9.4	11.78	11.02	7.0	$ 5,817	$ 5,453	6.7	11.69	11.10	5.3

[1] Not meaningful or greater than 100% change.

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Operating Expense, Operating Loss, Operating Margin, Pre-tax Loss, Pre-tax Margin, Net Loss and Loss per Share, excluding Special Items and Gain on Investments

For each of the three and nine months ended September 30, 2026, special items included an adjustment to litigation reserves.

For each of the three and nine months ended September 30, 2025, special items included severance expenses and other special items.

Certain gains on our investments, net were also excluded from our September 30, 2026 and 2025 non-GAAP results.

We believe the impact of these items distort our overall trends and that our metrics are more comparable with the presentation of our results excluding the impact of these items. The table below provides a reconciliation of our GAAP reported amounts to the non-GAAP amounts excluding the impact of these items for the periods presented.

NON-GAAP FINANCIAL MEASURE

RECONCILIATION OF OPERATING EXPENSE, OPERATING LOSS, OPERATING MARGIN, PRE-TAX LOSS, PRE-TAX MARGIN, NET LOSS, LOSS PER SHARE, EXCLUDING SPECIAL ITEMS AND GAIN ON INVESTMENTS

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,	
(in millions except percentages)	2026	2025	2026	2025
Total operating revenues	$ 2,812	$ 2,322	$ 7,749	$ 6,818
RECONCILIATION OF OPERATING EXPENSE				
Total operating expenses	$ 2,956	$ 2,422	$ 8,258	$ 7,086
Less: Special items	33	5	33	29
Total operating expenses excluding special items	$ 2,923	$ 2,417	$ 8,225	$ 7,057
Percent change	20.9 %		16.5 %	
RECONCILIATION OF OPERATING LOSS				
Operating loss	$ (144)	$ (100)	$ (509)	$ (268)
Add back: Special items	33	5	33	29
Operating loss excluding special items	$ (111)	$ (95)	$ (476)	$ (239)
RECONCILIATION OF OPERATING MARGIN				
Operating margin	(5.1)%	(4.3)%	(6.6)%	(3.9)%
Operating loss excluding special items	$ (111)	$ (95)	$ (476)	$ (239)
Total operating revenues	2,812	2,322	7,749	6,818
Adjusted operating margin	(3.9)%	(4.1)%	(6.1)%	(3.5)%
RECONCILIATION OF PRE-TAX LOSS				
Loss before income taxes	$ (270)	$ (196)	$ (877)	$ (561)
Add back: Special items	33	5	33	29
Less: Gain on investments, net	—	8	4	12
Loss before income taxes excluding special items and gain on investments	$ (237)	$ (199)	$ (848)	$ (544)
RECONCILIATION OF PRE-TAX MARGIN				
Pre-tax margin	(9.6)%	(8.4)%	(11.3)%	(8.2)%
Loss before income taxes excluding special items and gain on investments	$ (237)	$ (199)	$ (848)	$ (544)
Total operating revenues	2,812	2,322	7,749	6,818
Adjusted pre-tax margin	(8.5)%	(8.6)%	(10.9)%	(8.0)%
RECONCILIATION OF NET LOSS				
Net loss	$ (257)	$ (143)	$ (823)	$ (425)
Add back: Special items	33	5	33	29
Less: Income tax benefit related to special items	1	—	1	7
Less: Gain on investments, net	—	8	4	12
Less: Income tax benefit (expense) related to gain on investments, net	1	(2)	—	(3)
Net loss excluding special items and gain on investments	$ (226)	$ (144)	$ (795)	$ (412)

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Operating Expense, Operating Loss, Operating Margin, Pre-tax Loss, Pre-tax Margin, Net Loss and Loss per Share, excluding Special Items and Gain on Investments (continued) For each of the three and nine months ended September 30, 2026, special items included an adjustment to litigation reserves. For each of the three and nine months ended September 30, 2025, special items included severance expenses and other special items. Certain gains on our investments, net were also excluded from our September 30, 2026 and 2025 non-GAAP results. We believe the impact of these items distort our overall trends and that our metrics are more comparable with the presentation of our results excluding the impact of these items. The table below provides a reconciliation of our GAAP reported amounts to the non-GAAP amounts excluding the impact of these items for the periods presented. NON-GAAP FINANCIAL MEASURE RECONCILIATION OF OPERATING EXPENSE, OPERATING LOSS, OPERATING MARGIN, PRE-TAX LOSS, PRE-TAX MARGIN, NET LOSS, LOSS PER SHARE, EXCLUDING SPECIAL ITEMS AND GAIN ON INVESTMENTS (unaudited) Three Months Ended September 30, Nine Months Ended September 30, CALCULATION OF LOSS PER SHARE 2026 2025 2026 2025 Loss per common share Basic $ (0.68) $ (0.39) $ (2.20) $ (1.18) Add back: Special items 0.09 0.01 0.09 0.08 Less: Income tax benefit related to special items 0.01 — — 0.02 Less: Gain on investments, net — 0.02 0.01 0.04 Less: Income tax expense related to gain on investments, net — — — (0.01) Basic excluding special items and gain on investments $ (0.60) $ (0.40) $ (2.12) $ (1.15) Diluted $ (0.68) $ (0.39) $ (2.20) $ (1.18) Add back: Special items 0.09 0.01 0.09 0.08 Less: Income tax benefit related to special items 0.01 — — 0.02 Less: Gain on investments, net — 0.02 0.01 0.04 Less: Income tax expense related to gain on investments, net — — — (0.01) Diluted excluding special items and gain on investments $ (0.60) $ (0.40) $ (2.12) $ (1.15) 20

Aircraft Deliveries (1) A220 A321neo (2) Total (3) 2026 (4) 12 - 12 2027 7 - 7 2028 9 - 9 2029 10 - 10 2030 2 2 4 Thereafter 1 42 43 (1) Aircraft delivery timing and related committed expenditures are based on contractual schedules, adjusted for management's current expectations and recent communications from Airbus regarding delivery delays. Actual timing may differ due to production schedules, supply chain constraints, contractual modifications, regulatory matters and other factors. (2) Excludes one Airbus A321neo XLR, which JetBlue expects to sell. (3) In addition, we have options to purchase 20 A220-300 aircraft from 2028 through 2030. (4) Includes eight aircraft delivered in 2026 as of September 30th. JetBlue’s contractual aircraft deliveries for full year as of September 30, 2026: Appendix B: Order Book 21